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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - MARCH 7, 2001
                                                   -------------


                                   BYL BANCORP
                                   -----------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                  000-23257               33-0755794
         ----------                  ---------               ----------
   (Name or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)         Identification No.)



1875 NORTH TUSTIN STREET, ORANGE, CALIFORNIA                    92865
--------------------------------------------                    -----
     (Address of principal executive office)                  (Zip Code)


(Registrants' telephone number, including area code) -- (714) 685-1317
                                                        --------------



                  ---------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS

BYL Bancorp ("BYL"), the holding company for BYL Bank Group, announced today that first quarter 2001 earnings will be substantially reduced to approximately a breakeven level by the recognition of certain extraordinary losses on mortgage loans previously sold. A copy of the press release BYL issued today describing the circumstances of such loss is attached.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

(c)      Exhibits

99(1)        Copy of Press Release.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BYL BANCORP


Dated: March 7, 2001                   By: /s/ Robert Ucciferri
                                           ---------------------------------
                                           Robert Ucciferri
                                           President and Chief Executive Officer


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